EXHIBIT 32.1

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001.

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In connection with the Quarterly Report of The Madonna Corporation, (the "Company") on Form  10-QSB/A for the  three month period ended  September 30, 2005,  as filed with the Securities and Exchange  Commission on the date hereof (the "Report"),  I, Thomas Charlton, Chief Executive Officer of the Company,  certify,  pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 31, 2006

s/s Thomas Charlton

     Thomas Charlton, Chief Executive Officer